        As filed with the Securities and Exchange Commission on November 5, 1997
                                                     Registration No. 333-______
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                -------------

                         RATIONAL SOFTWARE CORPORATION
                         (FORMERLY VERDIX CORPORATION)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                -------------

          DELAWARE                                     54-12107099
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

                             18880 HOMESTEAD ROAD
                              CUPERTINO, CA 95014
                                (408) 863-9900
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                -------------

                 RATIONAL SOFTWARE CORPORATION 1997 STOCK PLAN

                                -------------

                                ROBERT T. BOND
                            SENIOR VICE PRESIDENT,
                           CHIEF OPERATING OFFICER,
                          CHIEF FINANCIAL OFFICER AND
                                   SECRETARY
                               RATIONAL SOFTWARE
                                  CORPORATION
                             18880 HOMESTEAD ROAD
                          CUPERTINO, CALIFORNIA 95014
                                (408) 863-9900
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                -------------

                                   Copy to:
                           GAIL CLAYTON HUSICK, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (415) 493-9300

                                -------------

                        CALCULATION OF REGISTRATION FEE

========================================================================================================
                                                                PROPOSED       PROPOSED
                                                                MAXIMUM       MAXIMUM
TITLE OF EACH CLASS                              AMOUNT         OFFERING      AGGREGATE       AMOUNT OF
 OF SECURITIES TO                                 TO BE           PRICE        OFFERING     REGISTRATION
  BE REGISTERED                                REGISTERED     PER SHARE (1)   PRICE (1)        FEE(2)
--------------------------------------------------------------------------------------------------------
Common Stock,  $0.01 par value:
Rational Software Corporation 1997 Stock    4,000,000 shares         $9.69   $36,260,000    $11,746.00
 Plan(3)
=======================================================================================================

(1) Estimated in accordance with Rule 457 (h) solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the Nasdaq National Market on November 4, 1997
(2) Rounded up to the nearest dollar.
(3) The Board of Directors and the stockholders of the Company have approved the reservation of 4,000,000 additional shares of the Company's Common
    Stock for issuance under the Company's 1997 Stock Plan.

================================================================================

   This Registration Statement on Form S-8 is being filed in order to register 4,000,000 additional shares of which have been reserved for the Rational Software Corporation 1997 Stock Plan. The Registration Statement on Form S-8 (Registration No. 333-22687) as amended, is hereby incorporated by reference

                               INDEX TO EXHIBITS

EXHIBIT
 NUMBER                                DESCRIPTION
-------                                -----------
    5.1 Opinion of Wilson Sonsini Goodrich & Rosati, P.C. with respect to the securities being registered
   23.1  Consent of Ernst & Young LLP, Independent Auditors
   23.2  Consent of Counsel (contained in Exhibit 5.1)
   24.1  Power of Attorney (see page II-4)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on November 5, 1997.

                              RATIONAL SOFTWARE CORPORATION



                              By:  /s/ Robert T. Bond
                                   ------------------
                              Robert T. Bond
                              Senior Vice President,
                              Chief Operating Officer,
                              Chief Financial Officer and Secretary

                               POWER OF ATTORNEY

   KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Levy and Robert T. Bond and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Date:  November 5, 1997          /s/ Michael T. Devlin
                                 ---------------------
                                 Michael T. Devlin, President and Director


Date:  November 5, 1997          /s/ Paul D. Levy
                                 ----------------
                                 Paul D. Levy, Chairman of the Board
                                 and Chief Executive Officer


Date:  November 5, 1997          /s/ Robert T. Bond
                                 ------------------
                                 Robert T. Bond, Senior Vice President,
                                 Chief Operating Officer,
                                 Chief Financial Officer and Secretary


Date:  November 5, 1997          /s/ James S. Campbell
                                 ---------------------
                                 James S. Campbell, Director


Date:  November 5, 1997          /s/ Daniel H. Case III
                                 ----------------------
                                 Daniel H. Case III, Director


Date:  November 5, 1997          /s/ Leslie G. Denend
                                 --------------------
                                 Leslie G. Denend, Director


Date:  November 5, 1997          /s/ John E. Montague
                                 --------------------
                                 John E. Montague, Director


Date:  November 5, 1997          /s/ Allison R. Schleicher
                                 -------------------------
                                 Allison R. Schleicher, Director


Date:  November 5, 1997          /s/ Timothy A. Brennan
                                 ----------------------
                                 Timothy A. Brennan, Vice President,
                                 Finance and Administration
                                 (Principal Accounting Officer)